COVID-19 - CARES Act. provision	9 Months Ended
Oct. 31, 2021
Risks and Uncertainties [Abstract]
COVID-19 - CARES Act. Provision
11.	COVID-19—CARES Act. provision
During fiscal 2021, in response to the increased economic uncertainties that the impact of the
COVID-19
pandemic was expected to have on our business, results of operations, liquidity and capital resources, Legacy IronNet took measures to ensure that we could continue the continuity of our business operations through the use of funding measures which included the PPP loan from the US Small Business Administration pursuant to the CARES Act. The purpose of the loan was for small businesses to keep their workforces employed through the pandemic. Legacy IronNet received loan funds of
$5,580 on April 21, 2020. The loan bore interest at 1% and was payable in monthly installments beginning on September 15, 2021. As of October 31, 2021, and January 31, 2021, the Company had an interest accrual of $0 and $44 related to the PPP loan. The unsecured loan was evidenced by a promissory note of Legacy IronNet with PNC Bank (the “Lender”). As detailed in Note 2, on August 26, 2021, in conjunction with the Merger, the Company repaid in full all amounts due and terminated all commitments and obligations under the unsecured PPP loan.
In addition to seeking and receiving the PPP loan under the CARES Act, Legacy IronNet also elected to defer the Company portion of payroll taxes under the CARES Act. Amounts deferred from March 1, 2020 through to the end of 2020 will become due, at 50% on December 31, 2021, with the remaining 50% due on December 31, 2022. The balance of the payroll tax deferral is $1,378 as of October 31, 2021 and is included in Other current and Long-Term Liabilities on the balance sheet.